(PIONEER LOGO)
Pioneer
International Growth
Fund

ANNUAL REPORT 11/30/96

T a b l e  o f  C o n t e n t s
-------------------------------------------------------------------------------

Letter from the Chairman                                  1

Portfolio Summary                                         2

Performance Update                                        3

Portfolio Management Discussion                           6

Schedule of Investments                                  10

Financial Statements                                     20

Notes to Financial Statements                            26

Report of Independent Public Accountants                 32

Tax Treatment of Distributions                           33

Trustees' Fees and Share Ownership                       34

Trustees, Officers and Service Providers                 35

Programs and Services for Pioneer Shareowners            36

Pioneer International Growth Fund
LETTER FROM THE CHAIRMAN  11/30/96

Dear Shareowner,
 -----------------------------------------------------------------------------

It is with pleasure that I introduce this report for Pioneer International Growth Fund, covering the year ended November 30, 1996. We wish to welcome new shareowners, particularly those who joined the Fund through Class C Shares, which were introduced on January 31.

Your Fund had a good year, thanks in part to its increasing diversification among a wide variety of countries. It was clearly an environment that rewarded careful country and company selection, and the Fund's emphasis on buying reasonably priced stocks proved particularly important. As U.S. investors have learned, there can be significant risks for those who chase "hot" stocks; we still think a stock should be purchased because it represents a good value for a company with strong prospects over time. This approach is especially prudent when investing in countries in varying stages of economic development or growth.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy- to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer International Growth Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer International Growth Fund

PORTFOLIO SUMMARY  11/30/96

P o r t f o l i o   D i v e r s i f i c a t i o n
 -----------------------------------------------------------------------------

(As a percentage of total investment portfolio)

(PIE CHART)

                       International Common Stocks 79%

Convertible
Securities 1%
                                  [pie chart]
International
Preferred Stocks 3%

Short-Term Cash Equivalents 8%                         Depositary Receipts for
                                                       International Stocks 9%

G e o g r a p h i c a l   D i s t r i b u t i o n
 -----------------------------------------------------------------------------

(As a percentage of equity holdings)

Japan 11.7%                                        Israel 1.9%
France 9.1%                                        Argentina 1.8%
United Kingdom 8.5%                                Switzerland 1.8%
Thailand 5.9%                                      Taiwan 1.5%
South Korea 5.6%                                   Austria 1.2%
Italy 5.5%                                         Denmark 1.2%
Hong Kong 5.4%                                     Greece 1.2%
Indonesia 4.0%                                     Portugal 1.2%
Sweden 3.9%                                        Philippines 1.1%
Germany 3.5%                                       Mexico 1.0%
Brazil 3.4%                                        Peru 1.0%
India 3.2%                                         Singapore 0.8%
Netherlands 2.8%                                   Finland 0.7%
Malaysia 2.4%                                      China 0.6%
Australia 2.3%                                     Bermuda 0.5%
Norway 2.2%                                        Turkey 0.5%
Spain 2.2%                                         South Africa 0.4%

1 0   L a r g e s t   H o l d i n g s
 -----------------------------------------------------------------------------

(As a percentage of equity holdings)

1. Canon, Inc.                       6. Stet Societa Finanziaria
                             2.33%      Telefonica SpA               1.56%
2. Nintendo Corp., Ltd.      1.87    7. Telecom Brasileiras SA       1.56
3. Korea Mobile
   Telecommunication
   Corp.                     1.76    8. Medeva Plc                   1.49
4. Astra AB (Series A)               9. Malaysian Assurance
                             1.62       Alliance Bhd.                1.42
5. Telecom Italia SpA        1.57    10. HSBC Holdings Plc           1.27

Fund holdings will vary for other periods.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/96                                     CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
 ------------------------------------------------------------------------------

Net Asset Value
per Share                     11/30/96       11/30/95
                              $23.39         $21.21

Distributions per Share       Income         Short-Term          Long-Term
(11/30/95-11/30/96)           Dividends      Capital Gains       Capital Gains
                                    -        $0.243                      -

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of November 30, 1996)

Period               Net Asset       Public Offering
                       Value              Price*
Life-of-Fund           16.80%             14.93%
(3/25/93)
1 Year                 11.40               5.01

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest ment of distributions at net asset value.

(MOUNTAIN CHART)
Growth of $10,000+

               Pioneer              MSCI
               International        EAFE
               Growth Fund          Index
3/93             9425               10000
5/93            10170               11180
8/93            11727               12006
11/93           13134               11040
2/94            15618               12802
5/94            14807               12697
8/94            15196               13307
11/94           14451               12678
2/95            13291               12232
5/95            13892               13323
8/95            15186               13373
11/95           15002               13637
2/96            16318               14293
5/96            17153               14744
8/96            16270               14426
11/96           16713               15241

+ Index comparison begins March 31, 1993. The Morgan Stanley Capital
  International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
  You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund
PERFORMANCE UPDATE 11/30/96                                     CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
 -----------------------------------------------------------------------------

Net Asset Value
per Share                11/30/96       11/30/95
                         $22.89         $20.94

Distributions per Share  Income         Short-Term          Long-Term
(11/30/95-11/30/96)      Dividends      Capital Gains       Capital Gains
                               -        $0.243                      -


I n v e s t m e n t   R e t u r n s
 ------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of November 30, 1996)

Period                 If           If
                      Held       Redeemed*
Life-of-Fund          5.69%        4.65%
(4/4/94)
1 Year               10.45         6.44

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

(MOUNTAIN CHART)
Growth of $10,000+


             Pioneer             MSCI
             International       EAFE
             Growth Fund         Index
04/94        10000               10000
05/94        10087                9943
06/94         9584               10083
07/94         9922               10180
08/94        10329               10421
09/94        10229               10093
10/94        10366               10429
11/94         9803                9927
12/94         9605                9990
01/95         9046                9606
02/95         9002                9579
03/95         8795               10176
04/95         9239               10559
05/95         9388               10433
06/95         9673               10251
07/95        10319               10889
08/95        10247               10474
09/95        10652               10679
10/95        10252               10391
11/95        10102               10680
12/95        10247               11111
01/96        10835               11156
02/96        10966               11194
03/96        10956               11431
04/96        11694               11764
05/96        11506               11548
06/96        11411               11612
07/96        10777               11273
08/96        10884               11298
09/96        11011               11599
10/96        10660               11480
11/96        10857               11937

MSCI EAFE Index

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
  You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PERFORMANCE UPDATE 11/30/96                                     CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
 ------------------------------------------------------------------------------

Net Asset Value
per Share                     11/30/96       1/31/96
                              $22.84         $22.46

Distributions per Share       Income         Short-Term          Long-Term
(1/31/96-11/30/96)            Dividends      Capital Gains       Capital Gains
                              -              $0.243              -

I n v e s t m e n t   R e t u r n s
------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.

Cumulative Total Returns
(As of November 30, 1996)

Period                  If           If
                       Held       Redeemed*
Life-of-Fund           2.75%        1.75%
(1/31/96)


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

(MOUNTAIN CHART)
Growth of $10,000


             Pioneer             MSCI
             International       EAFE
             Growth Fund         Index
1/31/96      10000               10000
2/29/96      10076               10034
3/31/96      10053               10247
4/30/96      10752               10545
5/31/96      10588               10351
6/30/96      10500               10409
7/31/96       9919               10105
8/31/96      10023               10127
9/30/96      10140               10397
10/31/96      9816               10290
11/30/96     10175               10700


The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION  11/30/96

D e a r   S h a r e o w n e r,
 ------------------------------------------------------------------------------

Pioneer International Growth Fund's fourth fiscal year concluded on November 30, 1996. The 12-month period generally was positive; the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, an unmanaged benchmark of international stock market performance, returned 11.76% for the fiscal year.

Pioneer International Growth Fund's one-year total return of 11.40% (Class A Shares) was a bit below the figure turned in by the Index. Unlike the Index, however, your Fund is more diversified, investing in the less-popular markets of Korea, Thailand, Indonesia, Taiwan, Philippines and India, in addition to more traditional countries. The Fund's holdings in major, established markets generally were rewarding; however, poor results in Korea, Thailand and India - due to assorted earnings downgrades and worries about export growth created by a stronger U.S. dollar - somewhat offset the stronger-performing markets.

Investing for Opportunities, Diversification
Pioneer International Growth Fund invests in non-U.S. securities that, based on our research, are undervalued. We consider factors that affect stocks at both the country and corporate level, evaluating broad economic and political conditions as well as individual company fundamentals. Of course, if we find a stock that is an extremely good buy, we'll invest if we believe it will eventually appreciate in price regardless of what the country's overall market or economy is doing.

Our investing style keeps the portfolio broadly diversified and gives investors a way to sample established and developing markets around the globe. In addition, diversification helps minimize poor performance in one area with potentially stronger results in another. We believe a diversified portfolio also helps offset international investing risks, such as currency fluctuations, and economic and political instabilities. Of course, we carefully monitor events that could affect performance; for example,

Pioneer International Growth Fund

we placed defensive currency hedges on a variety of the Fund's holdings when their local currencies appreciated versus the U.S. dollar, or other major currencies, for part of the period. In this way, we try to offset the impact that varying currencies can have on portfolio holdings.

Slow Economy, Stronger Market Performance in Europe
European economies were subdued for much of the fiscal year, as corporate restructurings and downsizings kept domestic consumer spending down. Much of the strong performance was export-driven, fueled by demand from the United States, particularly in the second half of the year when the dollar strengthened. Low inflation and interest rates, and, to some extent, strong performance from the U.S. market also gave European markets a lift. Overall, Continental markets increased 12% for the 12 months. While short-term interest rates moved up in the United Kingdom late in the fiscal year, its market remained strong, thanks to a strengthening pound.

We think select opportunities exist throughout Europe, despite its uneven economies. We added Forbo Holdings (Switzerland), a flooring and conveyor belt manufacturer trading at very cheap valuations relative to the Swiss market; Sidel (France), a global leader in the production of equipment used for making plastic bottles; and Wassall (United Kingdom), a diversified industrial company that has demonstrated its ability to make acquisitions while managing a diverse portfolio of businesses.

Asian Emerging Markets Mixed
Results in emerging Asian markets varied; countries closely tied to U.S. interest rates - Hong Kong, Malaysia, Indonesia, Taiwan and the Philippines (up 38%, 32%, 36% and 49%, respectively) - performed better than those that are not. Hong Kong and Taiwan also benefited from optimism over a Chinese economic recovery for 1997, the year China resumes control of Hong Kong. On the other side of the coin, Korea, Thailand and India did not perform well for the period (falling 32%, 23% and 4%, respectively, for the fiscal year). Nonetheless, our conviction holds that Taiwan, Korea and

Pioneer International Growth Fund
PORTFOLIO MANAGEMENT DISCUSSION  11/30/96                          (continued)

India will eventually be noticed by value-seeking investors, especially since their markets currently are trading at their lowest average price-to-earnings ratios in years, while earnings remain at depressed levels. While we did decrease some of the Fund's weighting in companies such as Korea Mobile Telecommunication and Korea First Bank in order to put the money to use in other, better-performing areas, we think our patience in these markets will prove rewarding for the Fund.

Companies we added over the course of the year include State Bank of India, the country's leading bank and most actively traded stock. We also continue to see value in banks elsewhere in the region since they stand to benefit from growing economies; we especially like Panin Bank (Indonesia) and HSBC Holdings (Hong
Kong). Hong Kong also offers attractive property stocks, thanks to a recovery in the Chinese economy and a favorable supply and demand outlook for the next two to three years. Two examples in the Fund's portfolio are Cheung Kong Holdings and New World Development. Finally, China Steel, that country's leading producer of steel, appreciated significantly after being added to the portfolio; we sold after it reached our target price.

Latin America Gains Strength
Results in Latin America improved (its markets increased 22% as a group), thanks in part to the strong U.S. market and impressive strength from Venezuela. We continued to favor Argentina and Brazil because of better valuations and stronger macroeconomic fundamentals, especially versus Chile and Mexico. Even with the recovery of the Mexican peso, we think political concerns will continue to weigh on its market. One company we especially like is Telecommunications Brasileiras (Brazil), the leading telecommunications company that continues to demonstrate excellent earnings potential at a reasonable valuation.

Selecting Value in Japan
Japan (down 5% for the fiscal year), in our view, remains overpriced, given its continued slow economy and political uncertainties. While interest rates

Pioneer International Grwoth

remain low as the government attempts to stimulate economic growth, the country's profit outlook is weak over the near term. Your Fund's investments in Japan stood at 12% at November 30, versus the 35% allocation for the MSCI EAFE Index. Of course, good valuations did exist, although they were hard to come by over the fiscal year. Our bias remained for exporters, including Canon and Nintendo.

Looking Ahead
International markets offer investors a way to participate in companies doing business all over the world. With a move toward a global economy, it makes sense to take part in the growth potential that exists overseas. Clearly, short-term setbacks and volatility are unavoidable byproducts of international investing. On the other hand, poor performance in one market often is offset by strong results in another, the benefit of diversification.

Regions around the world are working to become more competitive to attract foreign investors. In Europe, it's the European Monetary Union, which would create a single currency for member nations; in Japan, efforts are underway to regulate the economy; and in many emerging markets, budget deficits and archaic regulations are being addressed to help enhance competitiveness and entice investors.

We believe international markets are, as a group, attractively valued, particularly when viewed against the high-flying U.S. stock market. Pioneer International Growth Fund gives you access to these countries and companies, all while helping diversify your portfolio. We are encouraged by the vast array of growth opportunities we see overseas, and we are optimistic the Fund will reward patient investors. Thank you for your support.

Respectfully,

/s/ Norman Kurland,

Norman Kurland,
Portfolio Manager

Pioneer International Growth Fund
SCHEDULE OF INVESTMENTS 11/30/96

Principal
Amount                                                                 Value
               INVESTMENT IN SECURITIES - 92.3%
               Convertible Corporate Bonds - 0.8%
$3,312,000     Bangkok Land, 4.5%, 10/13/03                      $ 2,268,720
 1,400,000     Republic of Italy Privatization Note (INA),
               5.0%, 6/28/01                                       1,407,000
                                                               -------------
               Total Convertible Corporate Bonds
               (Cost $3,869,915)                                 $ 3,675,720
                                                               -------------
Shares
               PREFERRED STOCKS - 3.5%
    92,000     Banco Comercial Portugues, 8%, Non-Cum.,
               Conv. (Series A)*                                 $ 4,841,500
55,800,000     Companhia Energetica de Minas Gerais                1,798,780
     5,549     Samsung Electronics Co. (New Preferred 1)             209,456
    33,100     SAP AG (Non-voting)                                 4,572,715
    29,500     Telecom Brasileiras SA (Sponsored A.D.R.)           2,234,625
82,900,000     Unibanco                                            2,279,148
                                                               -------------
               Total Preferred Stocks
               (Cost $15,472,773)                                $15,936,224
                                                               -------------
               COMMON STOCKS - 88.0%
               Basic Industries - 3.3%
               Chemicals - 0.7%
    33,450     Grasim Industries Ltd.                            $   359,577
   255,350     Reliance Industries Ltd.                            1,292,047
   129,700     Reliance Industries Ltd. (G.D.R.)                   1,494,793
                                                               -------------
                                                                 $ 3,146,417
                                                               -------------
               Containers - 0.5%
    98,500     NV Koninklijke KNP BT                             $ 2,245,519
                                                               -------------
               Iron & Steel - 1.3%
    31,000     Boehler-Uddeholm AG                               $ 2,145,041
 1,786,500     Sahaviriya Steel Industries Public Co. Ltd.*          629,530
     4,850     Tata Iron & Steel Co., Ltd.                            20,807
   213,100     Usinor Sacilor                                      3,187,140
                                                               -------------
                                                                 $ 5,982,518
                                                               -------------
               Metals & Mining - 0.8%
    78,000     Kloof Gold Mining Co., Ltd.                       $   639,636
   921,000     Orogen Minerals Ltd.*                               1,971,537
     5,300     Vaal Reefs Exploration & Mining Co., Ltd.             369,086

  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

Shares                                                                  Value
            Metals & Mining - (continued)
   67,000   Vaal Reefs Exploration &
             Mining Co., Ltd. (A.D.R.)                            $   464,813
                                                                 ------------
                                                                  $ 3,445,072
                                                                 ------------
            Total Basic Industries                                $14,819,526
                                                                 ------------
            Capital Goods - 8.3%
            Construction, Building Materials & Engineering - 3.5%
  195,000   Bouygues Offshore SA (Sponsored A.D.R.)*              $ 2,291,250
   21,500   Felten & Guillaume Energietechnik AG                    2,425,075
    7,400   Hollandsche Beton Groep NV                              1,403,678
2,280,000   Kumagai Gumi Ltd.                                       2,580,186
   69,000   Lafarge SA                                              4,357,645
   18,050   Portland Valderrivas SA                                 1,099,318
  176,000   Powerscreen International Plc                           1,769,469
      100   Prism Cement Ltd.*                                             14
    1,150   Unitech Ltd.                                                1,722
    2,300   Wolseley Plc                                               17,652
                                                                 ------------
                                                                  $15,946,009
                                                                 ------------
            Machinery - 2.3%
    6,730   GEA AG                                                $ 2,021,363
  452,000   Sasib SpA Di Risp                                         860,399
  113,600   Stork NV                                                3,775,903
1,800,000   PT United Tractors                                      3,837,953
                                                                 ------------
                                                                  $10,495,618
                                                                 ------------
            Producer Goods - 2.5%
   11,700   IWKA AG                                               $ 2,574,730
3,206,000   M.C. Packaging Ltd.                                     1,046,967
   14,550   Schmalbach Lubeca AG*                                   3,178,260
   68,000   Sidel, SA                                               4,333,531
                                                                 ------------
                                                                  $11,133,488
                                                                 ------------
            Total Capital Goods                                   $37,575,115
                                                                 ------------
            Consumer Durables - 1.8%
            Motor Vehicles - 1.3%
      300   Ashok Leyland Ltd.                                    $       722
  758,000   Cowie Group Plc                                         5,046,537
  560,000   Magneti Marelli SpA                                       648,456
                                                                 ------------
                                                                  $ 5,695,715
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                      11

Pioneer International Growth Fund
SCHEDULE OF INVESTMENTS 11/30/96                              (continued)

Shares                                                                  Value
                                                                 ------------
            Office Furnishings - 0.5%
   57,641   Samas-Groep NV                                        $ 2,303,768
                                                                 ------------
            Total Consumer Durables                               $ 7,999,483
                                                                 ------------
            Consumer Non-Durables - 9.0%
            Agriculture & Food Manufacturing - 0.5%
   61,000   Louis Dreyfus Citrus*                                 $ 2,063,958
                                                                 ------------
            Cosmetics - 1.1%
1,451,900   McBride Plc                                           $ 3,344,154
  141,000   Shiseido Co., Ltd.                                      1,695,961
                                                                 ------------
                                                                  $ 5,040,115
                                                                 ------------
            Retail Food - 1.4%
3,430,000   Dairy Farm International Holdings Ltd.                $ 2,212,350
  270,000   Kwik Save Group Plc                                     1,366,342
   41,100   Panamerican Beverages Inc.                              1,921,425
  430,000   Standard Foods Taiwan Ltd.*                             1,008,967
                                                                 ------------
                                                                  $ 6,509,084
                                                                 ------------
            General Retail - 4.3%
   46,200   Autobacs Seven Co., Ltd.                              $ 3,427,480
   51,000   Makro Atacadista SA (G.D.R.)*                             420,750
  444,800   Merloni Elettrodomestici SpA                              880,443
    5,150   Forbo Holdings AG                                       2,093,978
  110,700   Nintendo Corp., Ltd.                                    7,823,838
2,069,000   PT Matahari Putra Prima                                 2,338,102
  426,000   Siam Makro Public Co., Ltd.                             1,851,412
   43,500   Zag Industries Ltd.*                                      701,438
                                                                 ------------
                                                                  $19,537,441
                                                                 ------------
            Textiles - 1.7%
   32,300   Chargeurs International SA*                           $ 1,440,281
  160,000   Marzotto & Figli SpA                                    1,002,903
      100   Precot Mills Ltd.                                             249
   68,755   Shin won Corp.                                          1,675,434
       50   Super Spinning Mills                                          109
       16   Super Spinning Mills (New)*                                    35
  107,000   Xebio Co., Ltd.                                         3,710,711
                                                                 ------------
                                                                  $ 7,829,722
                                                                 ------------
            Total Consumer Non-Durables                           $40,980,320
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                      12

Pioneer International Growth Fund
Shares                                                                  Value
                                                                 ------------
            Energy - 0.9%
            Oil & Gas - 0.9%
   28,300   Elf Aquitaine SA                                      $ 2,470,218
   45,000   Hindustan Petroleum Corp., Ltd.                           403,428
   57,000   YPF S.A. (Class D) (Sponsored A.D.R.)                   1,325,250
                                                                 ------------
            Total Energy                                          $ 4,198,896
                                                                 ------------
            Financial - 26.6%
            Commercial Banks - 13.2%
  480,000   Australia & New Zealand Banking Group Ltd.            $ 3,152,857
  167,400   Banco Wiese Ltd. (Sponsored A.D.R.)                       962,550
1,644,500   PT Bank Dagang Nasional                                 1,630,474
3,110,000   PT Bank Negara (Local Shares)*                          1,558,316
1,680,000   Christiania Bank Og Kreditkasse                         5,156,747
  520,590   Commercial Bank of Korea                                3,592,225
   85,000   Credit National                                         4,940,291
   30,000   CS Holdings AG                                          3,193,326
  188,400   Development Bank of Singapore Ltd.                      2,431,401
4,490,500   First Bangkok City Bank Public Co., Ltd.                5,010,836
  618,000   Grupo Financiero Banamex Accival S.A. de C.V.
            (Class L)*                                              1,120,502
  265,330   Hanil Bank                                              1,768,760
  246,000   HSBC Holdings Plc                                       5,310,424
    2,130   Julius Baer Holding AG                                  2,287,687
  479,250   Korea First Bank*                                       2,775,077
  833,000   Krung Thai Bank Public Co., Ltd.                        2,380,885
1,160,000   PT Pan Indonesia Bank                                   1,273,774
4,352,000   Siam City Bank Public Co., Ltd.                         5,111,881
  206,000   Skandia Enskilda Banken                                 1,916,493
   29,000   State Bank of India Ltd.                                  177,181
  166,000   State Bank of India Ltd. (G.D.R.)*                      2,701,650
   42,000   Svenska Handelbanken                                    1,150,342
                                                                 ------------
                                                                  $59,603,679
                                                                 ------------
            Financial Services - 2.6%
   38,000   Compagnie Bancaire SA                                 $ 4,319,752
   91,000   Housing and Commercial Bank (New Common 1)              1,600,774
1,943,000   MBF Capital Bhd.                                        3,044,828
  661,000   National Finance & Securities Co., Ltd.                 1,514,007
    6,300   Shohkoh Fund                                            1,382,792
                                                                 ------------
                                                                  $11,862,153
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                      13

Pioneer International Growth Fund
SCHEDULE OF INVESTMENTS 11/30/96

Shares                                                                  Value
                                                                 ------------
            Misc. Finance - 2.2%
1,559,500   PT Bimantara Citra                                   $  2,144,728
  192,360   Cho Hung Bank Ltd.                                      1,576,101
  888,271   Industrial Credit & Investment Corp. of India Ltd.      1,299,260
  180,000   Industrial Credit & Investment Corp. of India
            Ltd. (G.D.R.)*                                          1,552,500
   28,000   Nichiei Co., Ltd.                                       1,964,179
      100   SCICI Ltd.                                                     62
  767,000   Peregrine Investment Holdings Ltd.                      1,418,533
                                                                 ------------
                                                                 $  9,955,363
                                                                 ------------
            Investments - 1.2%
  440,000   Dhana Siam Finance & Securities Public Co., Ltd.     $  1,335,134
  493,000   Jardine Matheson Holdings Ltd.                          3,253,800
  357,000   Pacific & Orient Bhd.                                     911,219
                                                                 ------------
                                                                 $  5,500,153
                                                                 ------------
            Insurance - 5.7%
  128,000   Assurances Generales de France                       $  4,188,850
   26,200   Corporacion Mapfre                                      1,383,602
    2,960   Corporacion Mapfre (Class E)                              156,315
1,550,000   INA SpA                                                 2,157,891
2,155,000   PT Lippo Life Insurance                                 1,792,004
1,201,000   Malaysian Assurance Alliance Bhd.                       5,940,839
1,255,000   National Mutual Asia Ltd.                               1,144,303
  873,000   National Mutual Holdings Ltd.*                          1,229,277
  975,000   Reinsurance Australia Corp.                             3,491,779
  148,200   Skandia Forsakrings AB                                  4,224,516
                                                                 ------------
                                                                 $ 25,709,376
                                                                 ------------
            Real Estate - 1.7%
  290,000   Cheung Kong Holdings Ltd.                            $  2,550,440
  690,000   New World Development Co., Ltd.                         4,662,765
  462,900   Property Perfect Public Co., Ltd.                         797,463
                                                                 ------------
                                                                 $  8,010,668
                                                                 ------------
            Total Financial                                      $120,641,392
                                                                 ------------
            Services - 9.4%
            Commercial - 0.5%
  114,000   Loxley Public Co., Ltd                               $  1,098,021
  172,800   PT Tigaraksa Satria                                       260,674
  751,000   PT Wicaksana Overseas International                       848,678
                                                                 ------------
                                                                 $  2,207,373
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

                                      14

Pioneer International Growth Fund

Shares                                                                  Value
                                                                 ------------
            Broadcasting & Media - 1.1%
   25,700   Benesse Corp.                                        $  1,620,070
   78,000   Central European Media Enterprises Ltd.*                2,184,000
  308,000   Television Broadcasting Ltd.                            1,183,083
                                                                 ------------
                                                                 $  4,987,153
                                                                 ------------
            Health & Personal Care - 0.5%
1,015,000   TC Group Plc                                         $  2,457,297
                                                                 ------------
            Hotel & Restaurants - 0.2%
  205,000   Overseas Union Enterprise Ltd.                       $  1,008,556
                                                                 ------------
            Pharmaceuticals - 4.5%
  141,000   Astra AB (Series A)                                  $  6,758,261
   57,000   Eisai Co. Ltd.                                          1,120,983
1,440,000   Medeva Plc                                              6,246,133
  118,000   Takeda Chemical Industries                              2,310,272
  629,500   PT Tempo Scan Pacific                                     979,819
   60,000   Teva Pharmaceutical Industries Ltd. (Sponsored
            A.D.R.)                                                 2,775,000
                                                                 ------------
                                                                 $ 20,190,468
                                                                 ------------
            Publishing - 1.5%
  295,000   Arnoldo Mondadori Editore SpA                        $  2,476,824
  230,000   Schibsted ASA                                           4,192,895
                                                                 ------------
                                                                 $  6,669,719
                                                                 ------------
            Misc. Sevices - 1.1%
  176,000   ISS International Service System AS (Class B)        $  4,867,901
                                                                 ------------
            Total Services                                       $ 42,388,467
                                                                 ------------
            Technology - 10.3%
            Business Machines - 2.7%
  463,000   Canon, Inc.                                          $  9,755,927
  101,905   Esselte AB (Series B)                                   2,336,018
                                                                 ------------
                                                                 $ 12,091,945
                                                                 ------------
            Electronics - 6.9%
   51,000   Alcatel Alsthom SA                                   $  4,634,145
   38,800   Austria Micro Systeme International AG                  2,917,751
  434,900   K.R. Precision Plc                                      2,843,652
   49,000   Philips Electronics NV                                  1,981,147
   36,000   Rohm Co. Ltd.                                           2,212,467
   29,610   Samsung Display Devices Co.                             1,878,044
   12,448   Samsung Electronics Co. (New Common 1)                    905,470

   The accompanying notes are an integral part of these financial statements.

                                      15

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/96                                (continued)

Shares                                                                  Value
            Electronics - (continued)
       300  Samtel Color Ltd.                                     $       118
    34,000  Secom Co.                                               2,050,746
   912,000  Siliconware Precision Industries Co. Ltd.*              1,791,586
   147,360  Siliconware Precision Industries Co. Ltd. (G.D.R.)*     1,458,864
    71,000  Sony Corp.                                              4,544,249
   592,500  Tatung Co., Ltd.                                        1,207,050
    37,000  TDK Corp.                                               2,384,372
    60,620  Yageo Corp. (G.D.R.)*                                     625,144
                                                                 ------------
                                                                  $31,434,805
                                                                 ------------
            Telephone Networks - 0.7%
    54,800  Nokia Corp. (Class A)                                 $ 3,034,258
                                                                 ------------
            Total Technology                                      $46,561,008
                                                                 ------------
            Transportation - 0.3%
            Air Transport - 0.0%
   203,500  Modiluft Ltd.                                         $    17,375
   185,500  Modiluft Ltd. (New)*                                       15,838
                                                                 ------------
                                                                  $    33,213
                                                                 ------------
            Ships & Shipping - 0.3%
 1,470,050  Great Eastern Shipping Co.                            $ 1,172,847
       400  Great Eastern Shipping Co. (New)*                             319
                                                                 ------------
                                                                  $ 1,173,166
                                                                 ------------
            Total Transportation                                  $ 1,206,379
                                                                 ------------
            Utilities - 15.6%
            Electric Utility - 2.7%
   129,000  C.E.S.C. Ltd. (G.D.R.)                                $   109,650
    65,000  Centrais Electricas Brasileiras SA (Sponsored A.D.R.)   1,072,663
   376,775  Iberdrola SA                                            4,342,526
   784,950  Scottish Power Plc                                      4,447,346
   251,000  Shandong Huaneng Power Co. Ltd. (Sponsored A.D.R.)      2,415,875
                                                                 ------------
                                                                  $12,388,060
                                                                 ------------
            Telecommunications - 12.9%
   110,000  Cable & Wireless Plc                                  $   880,296
13,597,568  Champion Technology Holdings Ltd.                       2,391,709
       394  DDI Corp.                                               2,819,227
   118,700  ECI Telecommunications Ltd.                             2,374,000
   100,000  Grupo Iusacell S.A. (Series L) (Sponsored A.D.R.)*        937,500

   The accompanying notes are an integral part of these financial statements.

                                      16

Pioneer International Growth Fund

Shares                                                                  Value
             Telecommunications - (continued)
    153,000  Hellenic Telecommunications Organization SA         $  2,655,482
     95,720  Intracom SA                                            2,327,833
      7,260  Korea Mobile Telecommunication Corp.                   7,349,972
    470,000  Mahanagar Telephone Nigam Ltd.                         2,835,368
  1,340,000  Olivetti SpA*                                            471,246
  1,534,000  Stet Societa Finanziaria Telefonica SpA                6,518,184
     70,600  Tadiran Ltd. (Sponsored A.D.R.)                        1,879,725
     98,000  Telecom Argentina Stet-France SA (Class B)
             (Sponsored A.D.R.)                                     3,858,750
101,000,000  Telecommunications Brasileiras SA                      6,501,936
  2,778,400  Telecom Italia SpA                                     6,544,529
     94,000  Telefonica de Argentina SA (Class B) (Sponsored
             A.D.R.)                                                2,397,000
    102,000  Telefonica de Espana                                   2,233,252
    164,800  Telefonica del Peru SA (Class B) (Sponsored
             A.D.R.)                                                3,193,000
                                                                 ------------
                                                                 $ 58,169,009
                                                                 ------------
             Total Utilities                                     $ 70,557,069
                                                                 ------------
             Miscellaneous - 2.5%
             Conglomerates & Holdings - 2.5%
    628,000  Benpres Holdings Corp. (G.D.R.)*                    $  4,741,400
 69,075,000  Net Holdings AS                                        1,990,926
    946,400  Wassall Plc                                            4,542,656
                                                                 ------------
             Total Miscellaneous                                 $ 11,274,982
                                                                 ------------
             Total Common Stock
             (Cost $392,679,420)                                 $398,202,637
                                                                 ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $412,022,108)(a)                              $417,814,581
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

SCHEDULE OF INVESTMENTS 11/30/96                                (continued)

Principal
Amount                                                               Value
             TEMPORARY CASH INVESTMENTS - 7.7%
             Commercial Paper - 7.7%
$11,987,000  Chevron Oil Finance Co., 5.25%, 12/2/96              $ 11,987,000
 10,937,000  Exxon Credit Corp., 5.28%, 12/3/96                     10,937,000
  6,180,000  Ford Motor Credit Co., 5.38%, 12/4/96                   6,180,000
  5,714,000  General Electric Capital Corp., 5.45%, 12/5/96          5,714,000
                                                                 -------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $34,818,000)                                   $ 34,818,000
                                                                 -------------
             TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
             CASH INVESTMENTS - 100%
             (Cost $446,840,108)(b)                               $452,632,581
                                                                 -------------

   * Non-income producing security.
 (a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

Japan                                                             11.7%
France                                                             9.1
United Kingdom                                                     8.5
Thailand                                                           5.9
South Korea                                                        5.6
Italy                                                              5.5
Hong Kong                                                          5.4
Indonesia                                                          4.0
Sweden                                                             3.9
Germany                                                            3.5
Brazil                                                             3.4
India                                                              3.2
Netherlands                                                        2.8
Malaysia                                                           2.4
Australia                                                          2.3
Norway                                                             2.2
Spain                                                              2.2
Israel                                                             1.9
Argentina                                                          1.8
Switzerland                                                        1.8
Taiwan                                                             1.5
Austria                                                            1.2
Greece                                                             1.2
Denmark                                                            1.2
Portugal                                                           1.2
Philippines                                                        1.1
Peru                                                               1.0
Mexico                                                             1.0
Others (individually less than 1%)                                 3.5
                                                              -------------
                                                                 100.0%
                                                              -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

 (b) At November 30, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $447,573,290 was as follows:

Aggregate gross unrealized gain for all investments in
  which there is an excess of value over tax cost            $38,845,479
Aggregate gross unrealized loss for all investments in
  which there is an excess of tax cost over value            (33,786,188)
                                                          --------------
Net unrealized gain                                          $ 5,059,291
                                                          --------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1996, aggregated $713,334,757 and $644,552,271, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

BALANCE SHEET  11/30/96

ASSETS:
 Investment in securities, at value (including temporary
  cash investments of $34,818,000) (cost $446,840,108)          $452,632,581
 Cash                                                                666,721
 Foreign currencies, at value                                      2,166,814
 Receivables -
  Investment securities sold                                       2,869,909
  Fund shares sold                                                 2,539,894
  Dividends, interest and foreign taxes withheld                     767,693
  Forward foreign currency portfolio hedge contracts,
   open - net                                                        496,645
  Forward foreign currency portfolio hedge contracts,
   closed - net                                                      218,171
 Other                                                                 4,688
                                                               --------------
   Total assets                                                 $462,363,116
                                                               --------------
LIABILITIES:
 Payables -
  Investment securities purchased                               $  6,963,525
  Fund shares repurchased                                            362,679
  Forward foreign currency settlement contracts - net                 26,896
 Due to affiliates                                                   673,384
 Accrued expenses                                                    246,540
                                                               --------------
   Total liabilities                                            $  8,273,024
                                                               --------------
NET ASSETS:
 Paid-in capital                                                $416,935,951
 Accumulated undistributed net investment income                   4,642,854
 Accumulated undistributed net realized gain on investments
  and foreign currency transactions                               26,225,619
 Net unrealized gain on investments                                5,792,473
 Net unrealized gain on forward foreign currency contracts
  and other assets and liabilities denominated in foreign
   currencies                                                        493,195
                                                               --------------
    Total net assets                                            $454,090,092
                                                               --------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
 Class A (based on $378,956,363/16,204,755 shares)              $      23.39
                                                               --------------
 Class B (based on $69,055,554/3,016,566 shares)                S      22.89
                                                               --------------
 Class C (based on $6,078,175/266,108 shares)                   $      22.84
                                                               --------------
Maximum Offering Price:
 Class A                                                        $      24.82
                                                               --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended 11/30/96

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
  $863,544)                                      $ 6,874,546
 Interest (net of foreign taxes withheld of
  $5,969)                                          1,525,465
                                                 ------------
   Total investment income                                       $ 8,400,011
                                                                -------------
EXPENSES:
 Management fees                                 $ 3,960,548
 Transfer agent fees
  Class A                                            936,117
  Class B                                            187,876
  Class C                                              6,294
 Distribution fees
  Class A                                            823,265
  Class B                                            538,668
  Class C                                             23,250
 Accounting                                          146,228
 Custodian fees                                      819,249
 Registration fees                                    85,542
 Professional fees                                    82,542
 Printing                                             55,439
 Fees and expenses of nonaffiliated trustees          27,558
 Miscellaneous                                        71,972
                                                 ------------
   Total expenses                                                $ 7,764,548
   Less fees paid indirectly                                         (54,400)
                                                                -------------
   Net expenses                                                  $ 7,710,148
                                                                -------------
    Net investment income                                        $   689,863
                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
  Investments (net of capital gains taxes paid
   of $178,362)                                  $27,073,267
 Forward foreign currency contracts and other
  assets  and liabilities denominated in
  foreign currencies                              10,898,365     $37,971,632
                                                 ------------   -------------
 Change in net unrealized gain or loss from:
  Investments                                    $ 6,714,693
  Forward foreign currency contracts and other
   assets  and liabilities denominated in
   foreign currencies                             (6,296,161)    $   418,532
                                                 ------------   -------------
   Net gain on investments and foreign currency
     transactions                                                $38,390,164
                                                                -------------
   Net increase in net assets resulting from
    operations                                                   $39,080,027
                                                                -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 11/30/96 and 11/30/95

                                                                Year Ended        Year Ended
                                                                 11/30/96          11/30/95
FROM OPERATIONS:
Net investment income (loss)                                  $     689,863     $    (888,658)
Net realized gain (loss) on investments and foreign
  currency transactions                                          37,971,632          (107,596)
Change in net unrealized gain or loss on investments and
  foreign currency transactions                                     418,532        13,826,869
                                                              --------------  ----------------
   Net increase in net assets resulting from operations       $  39,080,027     $  12,830,615
                                                              --------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.24 and $1.10 per share, respectively)           $  (3,794,326)    $ (14,551,013)
  Class B ($0.24 and $1.10 per share, respectively)                (626,360)       (1,141,813)
  Class C ($0.24 per share)                                         (19,775)                -
                                                              --------------  ----------------
   Total distributions to shareholders                        $  (4,440,461)    $ (15,692,826)
                                                              --------------  ----------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 199,339,404     $ 157,292,002
Reinvestment of distributions                                     3,837,019        13,573,797
Cost of shares repurchased                                     (126,598,965)     (128,399,426)
                                                              --------------  ----------------
  Net increase in net assets resulting from fund share
   transactions                                               $  76,577,458     $  42,466,373
                                                              --------------  ----------------
  Net increase in net assets                                  $ 111,217,024     $  39,604,162
NET ASSETS:
Beginning of year                                               342,873,068       303,268,906
                                                              --------------  ----------------
End of year (including accumulated net investment income
  (loss) of $4,642,854 and $(6,767,011), respectively)        $ 454,090,092     $ 342,873,068
                                                              --------------  ----------------

                                   '96 Shares      '96 Amount      '95 Shares       '95 Amount
Class A
Shares sold                         6,477,892    $ 149,250,090      6,826,057     $ 138,243,337
Reinvestment of distributions         138,777        3,316,804        629,149        12,633,315
Less shares repurchased            (4,959,214)    (113,576,365)    (5,994,269)     (121,564,361)
                                  ------------   --------------    ------------  ----------------
  Net increase                      1,657,455    $  38,990,529      1,460,937     $  29,312,291
                                  ------------   --------------    ------------  ----------------
Class B
Shares sold                         1,914,824    $  43,742,430        944,288     $  19,048,665
Reinvestment of distributions          21,671          509,038         47,077           940,482
Less shares repurchased              (562,290)     (12,781,275)      (339,062)       (6,835,065)
                                  ------------   --------------    ------------  ----------------
  Net increase                      1,374,205    $  31,470,193        652,303     $  13,154,082
                                  ------------   --------------    ------------  ----------------
Class C*
Shares sold                           276,408    $   6,346,884
Reinvestment of distributions             477           11,177
Less shares repurchased               (10,777)        (241,325)
                                  ------------   --------------
  Net increase                        266,108    $   6,116,736
                                  ------------   --------------

*Class C shares were first publicly offered on January 31, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

FINANCIAL HIGHLIGHTS

                                             Year Ended   Year Ended   Year Ended    4/1/93 to
                                              11/30/96     11/30/95    11/30/94(a)  11/30/93(b)
CLASS A
Net asset value, beginning of period          $  21.21     $  21.55     $  20.91      $ 15.00
                                              ----------   ----------   ----------   -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                 $   0.10     $  (0.04)    $   0.19      $ (0.03)
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                   2.32         0.80         1.87         5.94
                                              ----------   ----------   ----------   -----------
   Net increase from investment
    operations                                $   2.42     $   0.76     $   2.06      $  5.91
Distributions to shareholders:
 Net investment income                               -            -        (0.03)           -
 Net realized gain                               (0.24)       (1.10)       (1.39)           -
                                              ----------   ----------   ----------   -----------
Net increase (decrease) in net asset value    $   2.18     $  (0.34)    $   0.64      $  5.91
                                              ----------   ----------   ----------   -----------
Net asset value, end of period                $  23.39     $  21.21     $  21.55      $ 20.91
                                              ----------   ----------   ----------   -----------
Total return*                                    11.40%        3.81%       10.03%       39.40%
Ratio of net expenses to average net
  assets                                          1.77%+       2.00%+       1.95%        1.73%**
Ratio of net investment income (loss) to
  average net assets                              0.26%+      (0.23)%+      0.84%       (0.48)%**
Portfolio turnover rate                            173%         219%         275%         185% **
Average commission rate paid(1)               $ 0.0055            -            -            -
Net assets, end of period (in thousands)      $378,956     $308,488     $282,033      $86,923
Ratios assuming no waiver of management
  fees and assumption of expenses by PMC
  and no reduction for fees paid
  indirectly:
  Net expenses                                       -            -            -         2.88%**
  Net investment loss                                -            -            -        (1.63)%**
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                    1.76%        1.98%           -            -
  Net investment income (loss)                    0.27%       (0.21)%          -            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

(b) Certain reclassifications have been made to the 1993 balances to conform with the 1994 presentation.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
FINANCIAL HIGHLIGHTS

                                             Year Ended   Year Ended    4/4/94 to
                                              11/30/96     11/30/95    11/30/94(a)
CLASS B
Net asset value, beginning of period           $ 20.94      $ 21.45      $ 21.06
                                              ----------   ----------   --------
Increase (decrease) from investment operations:
 Net investment income (loss)                  $  0.15      $ (0.17)     $  0.06
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                   2.04         0.76         0.33
                                              ----------   ----------   --------
   Net increase from investment
    operations                                 $  2.19      $  0.59      $  0.39
Distributions to shareholders:
 Net realized gain                               (0.24)       (1.10)           -
                                              ----------   ----------  ---------
Net increase (decrease) in net asset value     $  1.95      $ (0.51)     $  0.39
                                              ----------   ----------  ---------
Net asset value, end of period                 $ 22.89      $ 20.94      $ 21.45
                                              ----------   ----------  ---------
Total return*                                    10.45%        3.00%        1.85%
Ratio of net expenses to average net
  assets                                          2.60%+       2.80%+       3.02% **
Ratio of net investment income (loss) to
  average net assets                             (0.51)%+     (1.04)%+      0.72% **
Portfolio turnover rate                            173%         219%         275%
Average commission rate paid(1)                $0.0055            -            -
Net assets, end of period (in thousands)       $69,056      $34,385      $21,236
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                    2.58%        2.77%           -
  Net investment loss                            (0.49)%      (1.01)%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund
FINANCIAL HIGHLIGHTS

                                                                 1/31/96 to
                                                                  11/30/96
CLASS C (a)
Net asset value, beginning of period                               $ 22.46
                                                                 -----------
Increase from investment operations:
 Net investment income                                             $  0.02
 Net realized and unrealized gain on investments and foreign
  currency transactions                                               0.60
                                                                 -----------
  Net increase from investment operations                          $  0.62
Distributions to shareholders:
 Net realized gain                                                   (0.24)
                                                                 -----------
Net increase in net asset value                                    $  0.38
                                                                 -----------
Net asset value, end of period                                     $ 22.84
                                                                 -----------
Total return*                                                         2.75%
Ratio of net expenses to average net assets                           2.36%**+
Ratio of net investment income to average net assets                  0.13%**+
Portfolio turnover rate                                                173%
Average commission rate paid(1)                                    $0.0055
Net assets, end of period (in thousands)                           $ 6,078
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         2.31%**
 Net investment income                                                0.18%**

(a) Class C shares were first publicly offered on January 31, 1996.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/96

1. Organization and Significant Accounting Policies
Pioneer International Growth Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing primarily in equity securities of issuers in foreign countries.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of

Pioneer International Growth Fund

   reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/96                             (continued)

   recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1996, the Fund paid $178,362 in capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 1996, the Fund reclassified $10,720,002 from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer

Pioneer International Growth Fund

   Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $417,659 in underwriting commissions on the sale of fund shares during the year ended November 30, 1996.

F. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums,

Pioneer International Growth Fund

NOTES TO FINANCIAL STATEMENTS 11/30/96                             (continued)

are paid by the Fund. At November 30, 1996, $361,980 was payable to PMC related to management fees and certain other services.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $97,913 in transfer agent fees payable to PSC at November 30, 1996.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $213,491 in distribution fees payable to PFD at November 30, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1996, CDSCs in the amount of $111,542 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1996, the Fund's expenses were reduced by $54,400 under such arrangements.

Pioneer International Growth Fund

6. Forward Foreign Currency Contracts
At November 30, 1996, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contact, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at November 30, 1996 were as follows:

             Contracts     In Exchange   Settlement                        Net
Currency     to Deliver        For          Date          Value      Unrealized Gain
--------------------------------------------------------------------------------------
FRF           67,097,500    $13,047,642     5/30/97     $12,972,938       $ 74,704
DEM           22,659,000     15,000,000     5/30/97      14,901,012         98,988
DEM           18,702,500     12,500,000     4/16/97      12,265,004        234,996
DEM            6,449,015      4,310,263     3/21/97       4,222,306         87,957
                            ------------                ------------  ----------------
                            $44,857,905                 $44,361,260       $496,645
                            ------------                ------------  ----------------

Included in accumulated net realized gain on investments and foreign currency transactions is $218,171, which represents the realized gain on closed but unsettled portfolio hedges totaling $64,118,322.

At November 30, 1996, the gross forward foreign currency settlement contracts receivable and payable were $5,659,512 and $5,686,408, respectively, resulting in a net payable of $26,896.

Pioneer International Growth Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer International Growth Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund as of November 30, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 3, 1997

Pioneer International Growth Fund

TAX TREATMENT OF DISTRIBUTIONS
Made during the Year Ended 11/30/96

During the year ended November 30, 1996 Pioneer International Growth Fund paid the following distributions per share for Class A, Class B Class C shares:

     Record           Payment        Net Short-Term
      Date              Date         Realized Gain
June 18, 1996       June 28, 1996        $0.243


On a per share basis, distributions of $0.243 from short-term capital gain should be reported as ordinary income.

The Fund hereby designates $9,845,698 as a capital gain dividend for the purposes of the dividend paid deduction.

Pioneer International Growth Fund

TRUSTEES' FEES AND SHARE OWNERSHIP 11/30/96

Trustees' Fees, Principal Shareholders and Share
Ownership of Trustees and Officers (Unaudited)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended November 30, 1996 was $15,560, plus expenses incurred in attending trustees meetings of $3,498. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund $1,000 in 1996 are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At November 30, 1996, the trustees and officers of the Fund owned beneficially 23,179 of Class A shares of the Fund, (0.14% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at November 30, 1996.

Pioneer International Growth Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                            Officers
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.              President
Margaret B.W. Graham                David D. Tripple, Executive Vice President
John W. Kendrick                    Norman Kurland, Vice President
Marguerite A. Piret                 William H. Keough, Treasurer
David D. Tripple                    Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareholder Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current Fund prospectus.

(PIONEER LOGO)

Pioneer Funds Distributor, Inc.         0197-3855
60 State Street                         (c) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109             (recycle logo) Printed on Recycled Paper